PROSPECTUS

                        PHOENIX'S VARIABLE PRODUCT FUNDS





                                      2006

                          THE PHOENIX EDGE SERIES FUND













                                 [PHOENIX LOGO]

                          THE PHOENIX EDGE SERIES FUND





PROSPECTUS                                                           MAY 1, 2006





    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company. Shares of the Fund are not directly offered to the public and are currently offered through certain separate investment accounts ("separate accounts") to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company (Phoenix), PHL Variable Insurance Company (PHL Variable), and Phoenix Life and Annuity Company (PLAC) (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.





                  [diamond] Phoenix-Goodwin Money Market Series





    We are offering this fund only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.






IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:  [envelope]  PHOENIX LIFE INSURANCE COMPANY
                                                        PO Box 8027
                                                        Boston, MA 02266-8027

                                            [telephone] TEL. 800/541-0171


                                                 The Phoenix Edge Series Fund  1

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

GUIDE TO THE PROSPECTUS....................................   3
THE SERIES:
Phoenix-Goodwin Money Market Series .......................   4
MORE ABOUT INVESTMENT STRATEGIES...........................   7
DESCRIPTION OF PRINCIPAL RISKS ............................   7
MANAGEMENT OF THE FUND.....................................   7
The Advisors...............................................   7
Legal Proceedings about Company Subsidiaries...............   7
The Subadvisors............................................   7
Fees and Expenses Paid by the Fund.........................   8
MORE ABOUT THE FUND........................................   8
Organization of the Fund...................................   8
Shares of Beneficial Interest..............................   8
Taxes......................................................   9
Disruptive Trading and Market Timing.......................   9
INVESTING IN THE FUND......................................  10
Sales Charge and Surrender Charges.........................  10
Determination of Net Asset Value...........................  11
Fair Valuation ............................................  11
















2  The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------

    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.

    This prospectus discusses a series of the Fund. The series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc. (PIC), is the investment advisors to the series.

    We are providing this guide to the prospectus to help you understand the information provided for the series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES

    In the first section of the prospectus following this guide, you will find a description of the series. This description includes the series' investment objectives, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT THE SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of the series, the series' investment advisor and performance and financial information for the series.

MORE ABOUT INVESTMENT STRATEGIES

    In the next section, you will find more information about investment strategies and practices that the series uses, arranged in alphabetical order. This section is an important supplement to the series' descriptions and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information (SAI).

DESCRIPTION OF PRINCIPAL RISKS

    The description of the series lists the principal risks applicable to that series. In the sections entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. These sections are an important supplement to the individual series descriptions and you should read them carefully.

    In addition, you should be aware of the following risks that apply to the series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE

    The value of your shares of a series is based on the market value of the series' portfolio holdings. These values may change from day to day, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY

     You should understand that loss of money is a risk of investing in the series.

MANAGEMENT OF THE FUND

    This section provides information about the series' advisors including the fees paid by the series for advisory services.

MORE ABOUT THE FUND

    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions and net asset value.


                                                 The Phoenix Edge Series Fund  3

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series seeks to maintain a stable $10.00 per share price.

[diamond]  The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days' or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days'.

[diamond]  At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond]  The series may invest more than 25% of its assets in the domestic banking industry.

[diamond]  The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond]  The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond]  The series will invest exclusively in the following instruments:

           o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

              - the Government National Mortgage Association (GNMA),

              - the Federal Home Loan Mortgage Corporation (FHLMC),

              - the Federal National Mortgage Association (FNMA),

              - Student Loan Marketing Association (SLMA),

              - other federal agencies;

           o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

           o Dollar-denominated obligations guaranteed by banks or savings and loan associations;

           o Federally insured obligations of other banks or savings and loan associations;

           o  Commercial paper;

           o  Short-term corporate obligations; and

           o  Repurchase agreements.

[diamond]  The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series which may negatively affect the series' performance.

PRINCIPAL RISKS

    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series.

    Neither the series nor the advisor can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of the series' investments and substantial redemptions may all negatively affect the series.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Fixed Income Securities Investment Risk

            o  Interest Rate Risk

            o  Credit Risk

[diamond]  Government Securities Investment Risk

[diamond]  Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.


4  Phoenix-Goodwin Money Market Series

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

          Calendar Year       Annual Return (%)
               1996                 5.09
               1997                 5.18
               1998                 5.09
               1999                 4.82
               2000                 6.03
               2001                 3.82
               2002                 1.42
               2003                 0.68
               2004                 0.79
               2005                 2.58

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.12% (quarter ended June, 2004).

    The series' 7-day yield on December 31, 2005 was 3.66%.

------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED 12/31/05)(2)     1 YEAR     5 YEARS     10 YEARS
------------------------------------------------------------------------
 Phoenix-Goodwin Money Market
 Series                                 2.58%       1.85%        3.53%
------------------------------------------------------------------------
 Citigroup 90-Day Treasury
 Bill Index(3)                          3.00%       2.21%        3.72%
------------------------------------------------------------------------
 Lehman Brothers Aggregate
 Bond Index(4)                          2.43%       5.87%        6.16%
------------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index is an average of the last three three-month Treasury bill issues.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE

 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                       0.40%

Distribution and/or Service (12b-1) Fees               None

 Other Expenses                                        0.26%
                                                       -----
 TOTAL ANNUAL SERIES OPERATING EXPENSES(5)             0.66%

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). Therefore, the series operating expenses after reimbursement were 0.65% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Money Market Series   $67       $211       $368      $822
---------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series investment program, the general operations of the series and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. You will find more information about PIC in the "Management of the Fund" section of this prospectus.


                                          Phoenix-Goodwin Money Market Series  5

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                        2005         2004         2003         2002         2001
                                                                        ----         ----         ----         ----         ----
Net asset value, beginning of period...........................       $10.00        $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.......................................         0.26          0.08         0.07         0.14        0.38
   Net realized gain...........................................           --            --           --           --          --(1)
                                                                      ------        ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS.........................         0.26          0.08         0.07         0.14         0.38
                                                                      ------        ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income........................        (0.26)        (0.08)       (0.07)       (0.14)      (0.38)
   Distributions from net realized gains.......................           --            --           --           --          --(1)
                                                                      ------        ------       ------       ------      ------
      TOTAL DISTRIBUTIONS......................................        (0.26)        (0.08)       (0.07)       (0.14)      (0.38)
                                                                      ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD.................................       $10.00        $10.00       $10.00       $10.00      $10.00
                                                                      ======        ======       ======       ======      ======
Total return...................................................         2.58%         0.79%        0.68%        1.42%       3.82%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................     $146,431      $156,996     $202,644     $255,759    $260,629
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses......................................         0.65%         0.64%        0.59%        0.56%       0.55%
   Gross operating expenses....................................         0.66%         0.64%        0.59%        0.56%       0.60%
   Net investment income.......................................         2.54%         0.77%        0.69%        1.41%       3.63%

(1) Amount is less than $0.01.


6  Phoenix-Goodwin Money Market Series

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Information about the series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that the series uses, arranged in alphabetical order.

    Further descriptions of these investment strategies and practices can be found in the SAI.

REPURCHASE AGREEMENTS

    The series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

TEMPORARY DEFENSIVE INVESTMENTS

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

    The principal risks applicable to the series are listed in the individual series' description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for the series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to the series, as indicated.

FIXED INCOME SECURITIES INVESTMENT RISK

    The series may invest in fixed-income securities. The primary risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

GOVERNMENT SECURITIES INVESTMENT RISK

    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series' shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)

    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)

    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS

    The Fund has retained an investment advisor to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the Phoenix-Goodwin Money Market

    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment programs in conformity with the stated policies of the series as described in this prospectus. PIC is responsible for the direct, day-to-day management of the series.

    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2005, PIC had $19.3 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

LEGAL PROCEEDINGS ABOUT COMPANY SUBSIDIARIES

    We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, investor or taxpayer. Several current proceedings are discussed below. In addition, state regulatory bodies, the Securities and Exchange Commission, or SEC, the National Association of Securities Dealers, Inc., or NASD, and other regulatory bodies regularly


                                                 The Phoenix Edge Series Fund  7
make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

    For example, during 2003 and 2004, the SEC conducted examinations of certain company variable products and certain affiliated investment advisors and mutual funds. In 2004, the NASD also commenced examinations of two affiliated broker-dealers; the examinations were closed in April 2005 and November 2004, respectively. In February 2005, the NASD notified an affiliate of the company that it was asserting violations of trade reporting rules by the affiliate of the company. The affiliated company responded to the NASD allegations in May 2005 but has not received any further inquiries to date.

    Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the company with securities and other laws and regulations affecting their registered products. The company endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted. Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

    In 2004 and 2005, the Boston District Office of the SEC conducted a compliance examination of certain of the company's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficient letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested the company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the company believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist the company in preparing the analysis. Based on the analysis, the company advised the SEC that it does not believe that reimbursement is appropriate.

    Over the past two years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

    Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific. In this regard, in 2004, we received a subpoena from the Connecticut Attorney General's office requesting information regarding certain distribution practices since 1998. Over 40 companies received such a subpoena. We are cooperating fully and have had no further inquiry since filing our response.

    These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition, or consideration of available insurance and reinsurance and the provision made in our consolidated financial statements. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows.

FEES AND EXPENSES PAID BY THE FUND

    For the fiscal year ended December 31, 2005, the Fund, on behalf of the series, that has operated for a full fiscal year, paid the advisor an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the series as indicated in the table below.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                       SERIES                       ANNUAL RATE
---------------------------------------------------------------
 Phoenix-Goodwin Money Market                          0.40%
---------------------------------------------------------------


MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST

    Shares (including fractional shares) of the series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of the series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.


8  The Phoenix Edge Series Fund

    The assets received by the Fund for the issue or sale of shares of the series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of the series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES

    The Fund and each series within the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Since the sole shareholders of the Fund will be the separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

DISRUPTIVE TRADING AND MARKET TIMING

    These series are not designed for market timers and market timers are discouraged from becoming investors. The series offer shares to the separate accounts. The separate accounts are divided into subaccounts, each of which invests solely in a single investment portfolio of a series. Your ability to make transfers among the subaccounts is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners.

    Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other contract owners. These risks and harmful effects include:

[diamond]  dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or exchange out of a series at prices that are higher than the true value;

[diamond]  an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

[diamond]  increased brokerage and administrative expenses.

    Certain series may be more susceptible to market timing because of the nature of their investments. For example, series that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Also, small and mid-cap series may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities.

    In order to attempt to protect our contract owners from Disruptive Trading, the Funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all contract owners from the potential effects of Disruptive Trading, while also abiding by any rights that contract owners may have to make transfers and provide reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    Excessive trading activity is measured by the number of roundtrip transactions in a subaccount. A roundtrip transaction is one where a contract owner makes multiple, separate transfers, starting and ending with a given subaccount. Contract owners are limited to one roundtrip transaction within any rolling 30-day period. In considering a client's trading activity, we may consider, among other factors, the client's trading history in all subaccounts for all contracts and policies under common ownership.


                                                 The Phoenix Edge Series Fund  9

    Subaccounts holding shares for at least 30 days following investment will ordinarily be in compliance with the series' policies regarding excessive trading. The series may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the series and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

    Under our market timing policy, we may modify your transfer privileges for some or all of the subaccounts. Modifications may include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond]  limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]  restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond]  require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond]  impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]  impose other limitations or restrictions.

    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in market timing while others will bear the effects of their market timing.

    Currently we attempt to detect Disruptive Trading by monitoring activity for all contracts. If a contract owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the contract owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while also abiding by any rights that owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. Currently, the Fund is not available through insurance companies other than Phoenix.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Within the allowable time period for processing a transfer request, we reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.


INVESTING IN THE FUND
--------------------------------------------------------------------------------

    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Separate Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES

    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.


10  The Phoenix Edge Series Fund

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days' when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays': New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund and the underlying funds in which the Phoenix-S&P Series invest do not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities and EFTs are valued at the official closing price (typically last sale), on the exchange which the securities are principally traded or if no closing price is available, there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a series' net asset value.

    Liabilities: Accrued liabilities for series specific expenses (if any) and other liabilities are deducted from the assets of each series. Accrued expenses and liabilities that are not series specific are allocated to each series in proportion to each series' net assets except where an alternative allocation can be more appropriately made.

    Net Asset Value: The liabilities are deducted from the assets of the applicable series. The resulting amount for the series is then divided by the number of shares outstanding of that series to produce the net asset value per share.

FAIR VALUATION

    If market quotations are not readily available or where available prices are not reliable, the series determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include; (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; and (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the advisor/subadvisor, reflect the security's market value; (vii) foreign securities subject to trading collars for which none or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

                                                The Phoenix Edge Series Fund  11

    The value of any portfolio security held by a series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the advisor regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    The value of a security, as determined using the series' fair valuation procedures, may not reflect such security's market value.

    A description of the series' policies and procedures with respect to the disclosure of the series' portfolio securities is also available in the Statement of Additional Information.


12  The Phoenix Edge Series Fund

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012






















Additional information about The Phoenix Edge Series Fund (the "Fund") and each of the series described in this prospectus is contained in the Fund's Statement of Additional Information ("SAI") dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and Annual and Semiannual Reports are available, without charge, upon request. Inquiries and requests for the SAI and the Annual and Semiannual Reports should be directed in writing to Phoenix Life Insurance Company, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171, or you can download copies from The Phoenix Companies, Inc. web site:
PhoenixWealthManagement.com.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.You can obtain information on the operation of the Public Reference Room by calli ng the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580,Washington, D.C. 20549.

Phoenix Life Insurance Company

A member of The Phoenix Companies, Inc.

PhoenixWealthManagement.com

Investment Company Act File No. 811-4642


[logo]PHOENIX(R)


(C) 2006 The Phoenix Companies, Inc.                                        5-06